UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2022

BURGERFI INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38417	82-2418815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Cypress Creek Rd., Suite 220 Fort Lauderdale, FL	33309
(Address of Principal Executive Offices)	(Zip Code)

(954) 618-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	BFI	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	BFIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Equity Grants to Executive Officers

Effective January 3, 2023, the Compensation Committee (the “Committee”) of the Board of Directors of BurgerFi, International, Inc. (the “Company”) approved grants under the Company’s 2020 Omnibus Equity Incentive Plan (as amended from time to time, the “Plan”), to each of Ophir Sternberg, the Company’s Executive Chairman, and Michael Rabinovitch, the Company’s Chief Financial Officer, pursuant to the terms of their respective grant agreements, as follows: Mr. Sternberg was granted 722,000 unrestricted shares of common stock of the Company pursuant to a grant agreement, which is attached as Exhibit 10.1 hereto and is incorporated by reference, and Mr. Rabinovitch was granted 320,000 unrestricted shares of common stock of the Company pursuant to a grant agreement, which is attached as Exhibit 10.2 hereto and is incorporated by reference.

Amendment of Employment Agreement with Executive Officer

As previously disclosed by the Company, effective February 26, 2021, the Company entered into an employment agreement with Michael Rabinovitch, the Chief Financial Officer of the Company, and amended such employment agreement on March 4, 2022. On December 31, 2022, the Committee approved a second amendment to such employment agreement, which provides for severance for Mr. Rabinovitch in the event of termination of such employment agreement by the Company without cause or by Mr. Rabinovitch for Good Reason (as defined in the employment agreement), and which is attached as Exhibit 10.3 hereto and is incorporated by reference.

The foregoing descriptions of the grant agreements and second amended employment agreement are intended only as summaries and are qualified in their entirety by reference to the actual terms of the respective grant agreements and second amended employment agreement attached to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1+	Unrestricted Stock Award Agreement between Ophir Sternberg and BurgerFi International Inc., dated January 3, 2023.

10.2+	Unrestricted Stock Award Agreement between Michael Rabinovitch and BurgerFi International Inc., dated January 3, 2023.

10.3+	Second Amended Employment Agreement between Michael Rabinovitch and BurgerFi International, Inc., dated January 3, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Indicates a management contract or a compensatory plan or agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2023

BURGERFI INTERNATIONAL, INC.

By:	/s/ Stefan K. Schnopp
Stefan K. Schnopp
Chief Legal Officer and Corporate Secretary

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